                                                                      Exhibit 24



                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.



                                    Signature: /s/ Carolyn H. Byrd
                                              ----------------------------------

                                    Name: Carolyn H. Byrd

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ John H. Dasburg
                                              ----------------------------------

                                    Name: John H. Dasburg

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Janet M. Dolan
                                              ----------------------------------

                                    Name: Janet M. Dolan

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Kenneth M. Duberstein
                                              ----------------------------------

                                    Name: Kenneth M. Duberstein

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Lawrence G. Graev
                                              ----------------------------------

                                    Name: Lawrence G. Graev

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Pierson M. Grieve
                                              ----------------------------------

                                    Name: Pierson M. Grieve

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Thomas R. Hodgson
                                              ----------------------------------

                                    Name: Thomas R. Hodgson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ David G. John
                                              ----------------------------------

                                    Name: David G. John

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ William H. Kling
                                              ----------------------------------

                                    Name: William H. Kling

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ John A. MacColl
                                              ----------------------------------

                                    Name: John A. MacColl

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Bruce K. MacLaury
                                              ----------------------------------

                                    Name: Bruce K. MacLaury

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Glen D. Nelson
                                              ----------------------------------

                                    Name: Glen D. Nelson

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Jay Fishman, Thomas Bradley, John MacColl, Bruce Backberg and Paul McDonough, and each of them, with full powers to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of up to $1,499,000,000 of senior debt securities of The St. Paul, subordinated debt securities of The St. Paul, preferred stock of The St. Paul, depositary shares of The St. Paul, common stock of The St. Paul, warrants of The St. Paul, stock purchase contracts of The St. Paul, units of The St. Paul, trust preferred securities to be issued by St. Paul Capital Trust II, a Delaware business trust established by The St. Paul, and a guarantee of The St. Paul relating to the trust preferred securities, such Registration Statement to constitute a post-effective amendment to The St. Paul's and St. Paul Capital Trust II's existing universal shelf registration statement (No. 333-73848/ 333-73848-01/333-44122) (together, the "Registration Statements") under the authority granted by the Board of Directors of The St. Paul by its unanimous written consent dated June 19, 2002, to be filed with the Securities and Exchange Commission by The St. Paul and St. Paul Capital Trust II, and any and all amendments (including post-effective amendments) to the Registration Statements, and any related registration statements to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (each, a "Rule 462(b) Registration Statement") and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statements and any amendment thereto (and any Rule 462(b) Registration Statement), in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or Rule 462(b) Registration Statement.


                                    Signature: /s/ Gordon M. Sprenger
                                              ----------------------------------

                                    Name: Gordon M. Sprenger